UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 13, 2017

ENERGY FOCUS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36583	94-3021850
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

32000 Aurora Road, Suite B
Solon, Ohio		44139
(Address of principal executive offices)		(Zip Code)

(440) 715-1300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 13, 2017, Bradley B. White notified Energy Focus, Inc. (the “Company”) of his resignation from his position as the Chief Financial Officer and Secretary of the Company effective March 17, 2017 to pursue other opportunities.

On March 16, 2017, the Board of Directors appointed Michael H. Port, the Company’s Controller, to serve as the Company’s Chief Financial Officer and Secretary. In consideration for such service, Mr. Port will receive an annual salary of $250,000 and is eligible for a performance-based bonus of 50% of base salary at target level. He also will be granted restricted stock units (“RSUs”) having a grant date value of $65,000 and options equal to 1.5 times the number of RSUs that will vest over three years. Mr. Port will also participate in the Company’s Change in Control Benefit Plan (the “CIC Plan”), which provides for a severance payment to Mr. Port upon a qualifying termination occurring within 24 months after a Change in Control (as defined in the CIC Plan) equal to one times his base salary and annual target bonus, a pro-rated portion of any current year bonus, 12 months of continued benefits and full vesting of all outstanding equity awards provided that he remains in compliance with confidentiality, non-competition, non-solicitation and other covenants.

Mr. Port, age 52, has served as the Company’s Controller since July 2015 and served as Interim Chief Financial Officer and Secretary from August to December 2016. From 2010 to July 2015, Mr. Port was a consultant with Resources Global Professionals (“RGP”), a multinational professional services firm, during which time he filled roles such as Interim CFO, Controller and Director of External Reporting for industrial and manufacturing customers, including interim Controller of the Company from April to July 2015. Prior to joining Resources Global Professionals, Mr. Port held various senior level executive positions at both private and public companies, including Mork Process, Inc., an international manufacturer of industrial cleaning equipment, Oglebay Norton Company, a great lakes shipping and industrial minerals company and Hitachi Medical Systems of America, a distributor of diagnostic imaging products. He began his career at Ernst & Young, focusing on entrepreneurial growth companies. Mr. Port is CPA and has an MBA from the Weatherhead School of Management at Case Western Reserve and a BS in Business Administration from The Ohio State University.

The press release announcing Mr. Port’s appointment is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit
Number	Description

99.1	Press release dated March 17, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 17, 2017

ENERGY FOCUS, INC.

	By:	/s/ Theodore L. Tewksbury III
	Name:	Theodore L. Tewksbury III
	Title:	Chairman of the Board, Chief Executive Officer and President

Exhibit Index

Exhibit
Number	Description

99.1	Press release dated March 17, 2017